SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

Deutsche Global Growth Fund
Class T
Effective on or about October 1, 2017, the prospectus is supplemented as follows:
Deutsche Global Growth Fund will be renamed Deutsche International Growth Fund. All references in the summary prospectus to Deutsche Global Growth Fund will be replaced with Deutsche International Growth Fund.
The following information replaces the existing similar disclosure in the “FEES AND EXPENSES OF THE FUND” section of the fund’s summary prospectus:
SHAREHOLDER FEES (paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as % of offering price	2.50
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee[1]	0.62
Distribution/service (12b-1) fees	0.25
Other expenses[2]	0.34
Total annual fund operating expenses	1.21
1 “Management fee” is restated to reflect the fund’s new management fee rate effective October 1, 2017.
2 ”Other expenses“ for Class T are based on estimated amounts for the current fiscal year.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$370	$624	$898	$1,679

The following information replaces the existing disclosure contained in the “PRINCIPAL INVESTMENT STRATEGY” section of the fund’s summary prospectus.
Main Investments. The fund invests primarily in foreign equities (equities issued by foreign based companies and listed on foreign exchanges) and may invest in companies of any size and from any country, including countries with emerging economies. The fund’s equity investments may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.
The fund will generally invest less than 20% of its assets in US equities.
The following disclosure is added under the “PAST PERFORMANCE” section of the fund's summary prospectus:
Effective on or about October 1, 2017, the comparative broad-based index will change from the MSCI World Index to the MSCI All Country World Index ex USA. The Advisor believes that the MSCI World Index ex USA is more suitable for performance comparison given the fund’s investment strategy change.
The following disclosure is added under the “MAIN RISKS” section of the fund's summary prospectus:
Currency risk. Changes in currency exchange rates may affect the value of the fund’s investments and the fund’s share price. The value of currencies are influenced by a variety of factors, that include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s
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government. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the US dollar or, in the case of hedged positions, that the US dollar will decline relative to the currency being hedged. Currency exchange rates can be volatile and can change quickly and unpredictably.
Regional focus risk. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
All disclosure and references in the fund’s summary prospectus to “Small company risk” and “Medium-sized company risk” are hereby deleted.
Please Retain This Supplement for Future Reference
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